UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 16, 2008

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 16, 2008 , PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”) entered into the Master Agreement under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program – Debt Guarantee Program (the “TLGP Program”) with the Federal Deposit Insurance Corporation (“FDIC”). Additionally, on December 16, 2008 Funding and the Company entered into an Affiliate Debt Guarantee Agreement with the FDIC.

On December 22, 2008, Funding Corp completed the public offer and sale of $400,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2011, $500,000,000 aggregate principal amount of its 1.875% Senior Notes due 2011 and $2,000,000,000 aggregate principal amount of its 2.300% Senior Notes due 2012 (the “Senior Notes”), unconditionally guaranteed by the Corporation (the “Guarantees”). Each series of Senior Notes is guaranteed by the FDIC under the TLGP Program. The Senior Notes were sold pursuant to an Underwriting Agreement dated December 17, 2008 (the “Underwriting Agreement”) by and among Funding, the Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference. The Notes were issued pursuant to a Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01), initially filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2007 and effective immediately upon filing (the “Registration Statement”).

In connection with the offering, Funding, the Corporation and The Bank of New York Mellon (the “Trustee”) entered into a Third and Fourth Supplemental Indenture, each dated as of December 19, 2008 (the “Supplemental Indentures”) to the Indenture dated as of December 1, 1991, as amended by a Supplemental Indenture dated as of February 15, 1993, among Funding, the Corporation and the Trustee. The Supplemental Indentures are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2 and are incorporated into this Item 8.01 by reference.

The forms of the Senior Notes are attached to this Current Report on Form 8-K as Exhibits 4.3., 4.4 and 4.5. The forms of the related Guarantee for the Senior Notes are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7 and 4.8. These Exhibits are incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Senior Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 17, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Third Supplemental Indenture, dated as of December 19, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.

4.2	Fourth Supplemental Indenture, dated as of December 19, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of Floating Rate Senior Notes due 2011.

4.4	Form of 1.875% Fixed Rate Senior Notes due 2011.

4.5	Form of 2.300% Fixed Rate Senior Notes due 2012.

4.6	Form of Guarantee related to Floating Rate Senior Notes due 2011.

4.7	Form of Guarantee related to 1.875% Fixed Rate Senior Notes due 2011.

4.8	Form of Guarantee related to 2.300% Fixed Rate Senior Notes due 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: December 23, 2008	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement, dated as of December 17, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.	Filed herewith.

4.1	Third Supplemental Indenture, dated as of December 19, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.	Filed herewith.

4.2	Fourth Supplemental Indenture, dated as of December 19, 2008, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.	Filed herewith.

4.3	Form of Floating Rate Senior Notes due 2011.	Included in Exhibit 4.2.

4.4	Form of 1.875% Fixed Rate Senior Notes due 2011.	Included in Exhibit 4.1.

4.5	Form of 2.300% Fixed Rate Senior Notes due 2012.	Included in Exhibit 4.1.

4.6	Form of Guarantee related to Floating Rate Senior Notes due 2011.	Included in Exhibit 4.2.

4.7	Form of Guarantee related to 1.875% Fixed Rate Senior Notes due 2011.	Included in Exhibit 4.1.

4.8	Form of Guarantee related to 2.300% Fixed Rate Senior Notes due 2012.	Included in Exhibit 4.1.